LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
LOSS PER SHARE
Schedule of loss per share

	Year ended December 31,
	2024	2023
Net (loss) income attributable to GFL Environmental Inc.	$(722.7)	$45.4

Less:
Amounts attributable to preferred shareholders	80.3	92.2
Adjusted net loss	(803.0)	(46.8)

Weighted and diluted weighted average number of shares outstanding	380,841,299	369,656,237

Basic and diluted loss per share	$(2.11)	$(0.13)